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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 22, 1996


                         FRONTIER INSURANCE GROUP, INC.
               (Exact name of registrant as specified in charter)

DELAWARE                                  0-15022                           14-1681606
(State or other juris-                    (Commission                       (IRS Employer
  diction of incorp-                      File Number)                      Identification No.)
        oration)

195 LAKE LOUISE MARIE ROAD, ROCK HILL, NEW YORK                             12775-8000
  (Address of principal executive Offices)                                  (Zip Code)


       Registrant's telephone number, including area code: (914) 796-2100


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                                Page 1 of 3 Pages

                         Exhibit Index Located on Page 3



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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

               On May 22, 1996, Frontier Insurance Group, Inc. ("Registrant"), through its wholly-owned subsidiary, Frontier Insurance Company ("FIC"), acquired all of the issued and outstanding capital stock of United Capitol Holding Company (the direct or indirect parent company of United Capitol Insurance Company, United Capitol Managers, Inc. and Fischer Underwriting Group, Incorporated and, together with such subsidiaries), ("United Capitol") from NI Acquisition Corp., the wholly-owned subsidiary of Capsure Holdings Corp., a publicly traded Delaware corporation, for $30,920,000. United Capitol is a specialy risk underwriter in asbestos abatement, directors and officers liability, errors and omissions and commercial property. The purchase price was negotiated by the parties, who are unaffiliated, pursuant to a stock purchase agreement dated February 29, 1996; the funds for the $30,920,000 purchase price were provided from Registrant's internal funds.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)    Financial Statements of Business Acquired.

               The required financial statements of United Capitol Holding Company are filed as an exhibit hereto.

        (b)    Pro Forma Financial Information

               The required pro forma financial information are filed as an exhibit hereto.


                                       (2)

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        (C)    Exhibits.

              10.14 Stock  Purchase  Agreement  dated  February  29,  1996 among
                    Frontier Insurance Company, NI Acquisition Corp. and, for purposes of Section 2.3(c) and Article 11 only, Capsure Holdings Corp.

              10.15 United Capitol  Holding Company and  Subsidiaries  Financial
                    Statements as of December 31, 1995 and 1994 (with Independent Auditors' Report thereon) and Unaudited Interim Condensed Consolidated Financial Statements as of March 31, 1996.


              10.16 Frontier  Insurance Group, Inc. and Subsidiaries'  Unaudited
                    Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 1995 and Three Months Ended March 31, 1996, and Balance Sheet as of March 31, 1996 together with the related Notes thereto.


              23(a) Consent of Independent Auditors.



                                       (3)


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FRONTIER INSURANCE GROUP, INC.
                                            (Registrant)



                                            By:/s/ WALTER A. RHULEN
                                               ----------------------------
                                                   Walter A. Rhulen
                                              President and Chief Executive
                                                Officer



Dated:  June 7, 1996




                                       (4)


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